UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 13, 2004

Power-One Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-29454	770420182
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

740 Calle Plano, Camarillo, California		93012
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	805-987-8741

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

The Company is furnishing the information included as Exhibit 99.1 to this report pursuant to Regulation FD. This information is being furnished pursuant to Item 9 of this Current Report on Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

On December 13, 2004, Power-One Inc. issued a press release regarding an agreement-in-principle that has been reached between Power-One, Inc. and C&D Technologies to license Power-One’s Z-One™ Digital Intermediate Bus Architecture (IBA) technology.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power-One Inc

December 13, 2004	By:	Eddie K. Schnopp

Name: Eddie K. Schnopp
Title: Sr. Vice President-- Finance, Treasurer and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Power-One, Inc.'s press release dated December 13, 2004.